EXHIBIT 32.2
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CERTIFICATION PURSUANT TO
18 U.S.C SECTIONS 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES -OXLEY ACTS OF 2002


In connection with the Quarterly Report of Wireless Xcessories Group, Inc. (the "Company") on Form 10-Q for the quarter ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the Report"), I Ronald E. Badke, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                             By /s/ Ronald E. Badke
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                                             Ronald E. Badke
                                             Chief Financial Officer
                                             November 9, 2004